UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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[X	]	Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to §240 14a-12

LML PAYMENT SYSTEMS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LML PAYMENT SYSTEMS INC.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON
AUGUST 30, 2006

TO THE HOLDERS OF COMMON SHARES OF LML PAYMENT SYSTEMS INC.

The annual meeting of the shareholders of LML Payment Systems Inc. will be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on August 30, 2006, at 10:00 a.m. local time, for the purposes of:

1.	electing four (4) members of our board of directors;

2.	appointment of our auditors; and

3.	transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual meeting is July 20, 2006. Only shareholders of record at the close of business on July 20, 2006 are entitled to notice of, and to vote at, our annual meeting, and any adjournment or postponement of our annual meeting.

A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2006 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual meeting in person, but whether or not you attend, please mark, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual meeting. Returning your proxy does not deprive you of the right to attend our annual meeting and vote your common shares in person.

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:

Patrick H. Gaines
President and CEO

Dated: July 26, 2006

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF LML PAYMENT SYSTEMS INC.
AUGUST 30, 2006

LML Payment Systems Inc.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

The accompanying Form of Proxy is solicited on behalf of the board of directors of LML Payment Systems Inc. to be used at our annual meeting to be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on August 30, 2006, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2006 are first being mailed to shareholders on or about July 26, 2006.

We will bear the expense of this solicitation. Certain of our directors, officers and employees may solicit the return of proxies by mail, telephone, facsimile or other similar means without additional compensation. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. ADP Investor Communication Services (“ADP”) has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on July 20, 2006 are entitled to receive notice of, attend and vote at our annual meeting. As of June 30, 2006, there were 20,207,094 common shares in the capital of our corporation issued and outstanding owned by approximately 385 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on July 20, 2006 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their shares directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to ADP Investor Communication Services in the enclosed envelope.  All shareholders are urged to mark, sign, date and promptly return the enclosed Form of Proxy by mail in the enclosed envelope, or by telephone or electronically via the Internet, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that such proxies are received by ADP at least 24 hours prior to the scheduled time of the annual meeting, or any adjournment thereof, or deposited with the Chair of the annual meeting on the day of the annual meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our board of directors set forth in this proxy statement, and FOR the appointment of our independent auditors, Grant Thornton LLP. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this proxy statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our corporation. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services (“ADP”) in the United States and ADP Investor Communications (“ADP IC”) in Canada. ADP and ADP IC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and ask beneficial shareholders to return the proxy forms to ADP for the United States and ADP IC for Canada. ADP and ADP IC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving an ADP proxy or an ADP IC proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to ADP or ADP IC, as the case may be, well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend our annual meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding at least 33 1/3 percent of the outstanding common shares as at July 20, 2006 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE INVESTOR SERVICES INC.) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our corporation;

2.	by submitting a duly executed proxy bearing a later date; or

3.	by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to in this proxy statement are expressed in U.S. dollars.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that the number of directors shall be determined by resolution of our board of directors and set out in the notice calling the annual meeting of shareholders provided that the number of directors may be not less than three (3) or more than fifteen (15). The number of our directors has been set at four (4). All of our current directors are standing for re-election at our annual meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2007, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying Form of Proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the Form of Proxy.

Directors are elected by a plurality of votes cast in person or by proxy at our annual meeting. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information as of June 30, 2006, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Corporation	Date Position First Held

Patrick H. Gaines	47	President, Chief Executive Officer and Director	1990 (Director) March 31, 1992 (President) February 9, 2000 (CEO)
Greg A. MacRae	52	Director	February 12, 1998
L. William Seidman	85	Director	October 13, 1999
Jacqueline Pace	62	Director	November 27, 2000

Patrick H. Gaines

Patrick H. Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000, and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Greg A. MacRae

Greg A. MacRae is currently employed as the President of CSI Capital Solutions Inc., a position he has held since September 1996. Mr. MacRae was a director of Royal Victoria Minerals Ltd. from April to October, 2003. Mr. MacRae has been a director of North Group Limited since July, 2002, Black Mountain Capital Corporation (f/k/a Mercury Partners and Company Limited) since August, 2003, Pacific Northwest Partners Ltd. since October, 2003, and Starfire Minerals Inc. since April, 2005. Prior to his position with CSI Capital Solutions Inc., between February 1985 and September 1996, Mr. MacRae was the Senior Account Manager of the Corporate Services Department at Montreal Trust Company of Canada (now Computershare Investor Services Inc.).

L. William Seidman

L. William Seidman has been employed as the chief commentator for CNBC-TV since December 1992. Mr. Seidman also serves as the publisher of Bank Director and Board Member magazines, and has consulted with numerous organizations, including Deposit Corporation of Japan, Tiger Management, J.P. Morgan Inc., The World Bank, BDO Seidman and The Capital Group. Mr. Seidman served on the White House staff of President Gerald R. Ford as Assistant for Economic Affairs from 1974 to 1977, and served President Ronald Reagan as co-chair of the White House Conference on Productivity in 1983 and 1984. Mr. Seidman also served as the fourteenth Chairman of the Resolution Trust Company from 1989 to 1991. Mr. Seidman is also on the board of directors of Fiserv, Inc., Clark Consulting, Par Pharmaceuticals Inc. and Intelidata, Inc.

Jacqueline Pace

Since January 2000, Jacqueline Pace has been self-employed as an attorney. Prior to that, between November 1998 and January 2000, Ms. Pace was employed as an attorney by Baker & Hostetler, and from November 1991 to November 1998, she was employed as an attorney by Pillsbury Madison & Sutro. Ms. Pace holds a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree from The American University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2006, our board of directors held seven (7) meetings and acted one (1) time by written consent. The meetings were attended by all of our directors either in person or by teleconference. In addition, our independent directors meet regularly following most directors’ meetings. During the fiscal year ended March 31, 2006, our independent directors held four (4) meetings, and attended such meetings either in person or by teleconference.

For the fiscal year ended March 31, 2006, the board of directors had four (4) standing committees: the audit committee, the compensation committee, the nominating and corporate governance committee and the stock option plan administration committee.

Audit Committee

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and Section 173 of the Business Corporations Act (Yukon).

During the fiscal year ended March 31, 2006, the members of the audit committee included Greg A. MacRae (Chair), L. William Seidman, Robin B. Martin and Jacqueline Pace. Mr. Martin served as a member of our audit committee until March 31, 2006 when he resigned from the Board of Directors. Currently, the members of our audit committee are Greg A. MacRae (Chair), L. William Seidman and Jacqueline Pace. During the fiscal year ended March 31, 2006, the audit committee met five (5) times. The meetings were attended by all of the members of the committee either in person or by teleconference. The function of the audit committee is set out in its written charter, and includes reviewing and approving the scope of audit procedures employed by our independent auditors, approving in advance all audit and permitted non-audit services performed by the independent auditors and the scope and cost of their annual audit, reviewing our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and reviewing our corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and approves the selection of independent auditors.

The board of directors has determined that each member of the audit committee is financially literate, that the audit committee has at least one member who is an “audit committee financial expert”, as defined by the Securities and Exchange Commission, and that L. William Seidman is an “audit committee financial expert”.

Each of the members of our audit committee is independent as such term is defined in NASD Rule 4200(a)(15), as amended.

Compensation Committee

We have a separately designated standing compensation committee. During the fiscal year ended March 31, 2006, the members of our compensation committee included Robin B. Martin (Chair), Greg A. MacRae, Jacqueline Pace, and L. William Seidman. Mr. Martin served as Chair of our compensation committee until March 31, 2006 when he resigned from the Board of Directors. Currently, the members of our compensation committee are Greg A. MacRae, Jacqueline Pace, and L. William Seidman. Our compensation committee met three (3) times during the fiscal year ended March 31, 2006 and all members attended such meeting. Our compensation committee's duties are set out in its written charter and include developing policies that are designed to offer competitive compensation opportunities for our executive officers that are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. Our compensation committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. No member of our compensation committee was, during the fiscal year ended March 31, 2006 or prior thereto, an officer or employee of our corporation or any of its subsidiaries.

Each of the members of our compensation committee is independent as such term is defined in NASD Rule 4200(a)(15), as amended.

Nominating and Corporate Governance Committee

We have a separately designated standing nominating and corporate governance committee. During the fiscal year ended March 31, 2006, the members of our nominating and corporate governance committee included Jacqueline Pace (Chair), Greg A. MacRae, Robin B. Martin and L. William Seidman. Mr. Martin served as a member of our nominating and corporate governance committee until March 31, 2006 when he resigned from our Board of Directors. Currently the members of our nominating and corporate governance committee are Jacqueline Pace, Greg A. MacRae and L. William Seidman. The nominating and corporate governance committee met two (2) times during the fiscal year ended March 31, 2006. Our nominating and corporate governance committee's duties are set out in its written charter which sets forth its primary responsibilities of developing criteria for evaluating and selecting new directors to serve on our board of directors, recommending nominees for election as directors to our board of directors, the evaluation of the qualifications and independence of directors and members of the various committees of our board of directors and the development and recommendation to our board of directors of corporate governance principles applicable to our corporation.

The nominating and corporate governance committee will seek highly qualified, independent candidates who combine a broad spectrum of experience and expertise with a reputation for integrity. Candidates should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. The nominating and corporate governance committee will consider candidates recommended by our directors, members of management and shareholders.

The committee will consider nominees recommended by shareholders if such proposed nominations are submitted to our corporation in writing by shareholders no later than 120 days before the first anniversary of the date of the proxy statement sent to shareholders in connection with the previous year’s annual meeting. The nominating and corporate governance committee believes this deadline is reasonable and in the best interests of the corporation and our shareholders because it ensures that the committee has sufficient time to properly evaluate all proposed candidates. Shareholder recommendations may be submitted to the Secretary of the corporation at 1140 West Pender Street, Suite 1680, Vancouver, British Columbia, Canada, V6E 4G1, and they will be forwarded to the nominating and corporate governance committee members for their consideration. Any such recommendation should include the following information:

a)	the number of shares of our corporation held by the shareholder making the recommendation;

b)	the name and address of the candidate;

c)
a brief biographical description of the candidate, including his or her occupation for at least the last five years, and a statement of the candidate’s qualifications, taking into account the qualification requirements set forth above;

d)	information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be considered independent under NASD Rule 4200(a)(15), as amended; and

e)	the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

Once we receive the recommendation, we may request additional information from the candidate about the candidate's independence, qualifications and other information that would assist the nominating and corporate governance committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our corporation’s proxy statement, if nominated. Candidates must complete and return the questionnaire within the timeframe provided to be considered for nomination by the committee. Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the nominating and corporate governance committee and management receive.

Each of the members of our nominating and corporate governance committee is independent as such term is defined in NASD Rule 4200(a)(15), as amended.

Stock Option Plan Administration Committee

We have a separately designated standing stock option plan administration committee. During the year ended March 31, 2006, the members of our stock option plan administration committee included Patrick H. Gaines (Chair), Jacqueline Pace and Greg A. McRae. During the year ended March 31, 2006, our stock option plan administration committee acted three (3) times by written consent. The function of the stock option plan administration committee is to oversee both our 1996 Stock Option Plan and our 1998 Stock Incentive Plan. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan and the 1998 Stock Incentive Plan, and the determination of the terms and conditions with respect to any grant made pursuant to both the 1996 Stock Option Plan and the 1998 Stock Incentive Plan.

Corporate Governance and Ethics Information

The charters of our audit, compensation, and nominating and corporate governance committees can be viewed on our website at the following address: http://www.lmlpayment.com/html/governance.html. Our corporation has also adopted a Code of Ethics applicable to its directors, officers, and employees, also available at that website. Only our board of directors may grant a waiver under our Code of Ethics to any director or executive officer, and any such waiver will also be promptly posted on that website.

REPORT OF THE AUDIT COMMITTEE

The Securities and Exchange Commission rules now require our corporation to include in our proxy statement a report from the audit committee of our board of directors. The following report concerns the audit committee's activities regarding oversight of our corporation's financial reporting and auditing process. For the year ended March 31, 2006, the audit committee has:

(1)
reviewed and discussed with our corporation's management the audited consolidated financial statements, management’s assessment of the effectiveness of the corporation’s internal control over financial reporting, and the independent accountants’ evaluation of the corporation’s internal control over financial reporting;

(2)	discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, as amended;

(3)
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)
recommended to our board of directors that the audited financial statements be included in our corporation's Annual Report on Form 10-K for the period ended March 31, 2006, based on the review and discussions referred to above.

AUDIT COMMITTEE

Greg A. MacRae
L. William Seidman
Jacqueline Pace

DIRECTOR COMMUNICATIONS

Shareholders may contact any of our directors, including any committee of the board of directors or the entire board of directors, by writing to “The Board of Directors of LML Payment Systems Inc.”, c/o LML Payment Systems Inc., Suite 1680-1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1.

AUDIT COMMITTEE COMMUNICATIONS

Shareholders may contact the Chair of the Audit Committee, Mr. MacRae, regarding any complaints or concerns related to the corporation's accounting practices, internal controls or auditing matters by writing to “Chair of the Audit Committee of LML Payment Systems Inc.”, c/o LML Payment Systems Inc., Suite 1680-1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1. Our corporation’s process for collecting and organizing all communications received by us from our shareholders has been approved by a majority of our independent directors.

ANNUAL MEETING ATTENDANCE

We have not adopted a formal policy with respect to the members of our board of directors attending our annual meetings, however the majority of the members of our board of directors attended our annual meeting on August 24, 2005.

EXECUTIVE OFFICERS

As of June 30, 2006, we had four (4) executive officers, as follows:

Name and Age of Executive Officers	Position with Our Corporation and Work History

Patrick H. Gaines Age: 47
President since March 31, 1992, Chief Executive Officer since February 9, 2000 and Director since 1990

Patrick H. Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000 and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries. Mr. Gaines is married to Carolyn L. Gaines, our Corporate Secretary.

Richard R. Schulz Age: 35
Controller (Chief Accounting Officer) since June 2002

Richard R. Schulz has been employed as our Controller and Chief Accounting Officer since June 2002. Mr. Schulz was employed with our corporation as the Assistant Controller from August 2001 to June 2002. Prior to that, Mr. Schulz was self-employed as a financial consultant with RRS Consulting from June 1, 2000 to July 31, 2001, and prior to that he was employed as a senior staff accountant with Dale Matheson Carr-Hilton Chartered Accountants from May 1, 1992 to May 31, 2000.

Carolyn L. Gaines Age: 39
Secretary since February 1995

Carolyn L. Gaines has served as Secretary of our corporation and certain of our subsidiaries since February 1995, and has served our corporation and our subsidiaries in various administrative capacities since 1989. Mrs. Gaines is married to Patrick H. Gaines, our President and Chief Executive Officer.

Robert E. Peyton Age: 48
Executive Vice-President of LML Payment Systems Corp. since April, 2001

Robert E. Peyton has been employed as Executive Vice-President of our subsidiary, LML Payment Systems Corp., since April 1, 2001. Prior to that, commencing in 1996, Mr. Peyton served as the President of Phoenix EPS, Inc. Mr. Peyton remained as the President of Phoenix EPS, Inc. following our acquisition of Phoenix EPS, Inc. on July 9, 2000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Our corporation’s compensation committee is governed by its charter adopted by our board of directors on June 8, 2004. Compensation paid to our corporation's executive officers is generally comprised of two components: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our corporation's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our compensation committee considers our financial position and cash flow in making compensation decisions. Our compensation committee recommends the grant of stock option awards for our executive officers to our stock option plan administration committee for their consideration and, if seen fit, approval.

Our compensation committee met three (3) times during the fiscal year ended March 31, 2006. On August 24, 2005, the compensation committee recommended a salary increase of 20% for Richard R. Schulz in his capacity as Controller and Chief Accounting Officer of our corporation, and an increase of 10% for Carolyn L. Gaines in her capacity as Secretary of our corporation. On August 24, 2005, the compensation committee recommended the grant of: 75,000 stock options to Patrick H. Gaines in his capacity as President and Chief Executive Officer of our corporation; 25,000 stock options to Richard R. Schulz in his capacity as Controller and Chief Accounting Officer of our corporation, and 50,000 stock options to Carolyn L. Gaines in her capacity as Secretary of our corporation. All of these stock options vested on August 24, 2005, have an exercise price of $4.52 and expire on August 24, 2010. The compensation committee, in fiscal year 2001, established the base salaries of our Corporate Secretary and Chief Executive Officer. In formulating compensation levels and policies for the 2001 fiscal year, the compensation committee took into consideration the compensation paid to executive officers of several other companies operating in the financial services/transaction processing industry including Concord EFS, Efunds Corp, PMT Services Inc. and Electronic Clearing House Inc. after making allowances for the different scales of operations of these other companies as compared to our corporation. The compensation committee did not retain an independent compensation consultant, nor did the compensation committee rely upon any formal study or review of comparable companies in our corporation's industry in formulating compensation levels and policies for the 2001 fiscal year. The base salary of our Controller was established by management on August 1, 2001 upon commencement of his employment with our corporation in the position of Assistant Controller.

The compensation committee, utilizing the criteria discussed above, determined the base salary and long-term compensation of our Chief Executive Officer, Patrick Gaines, for the 2001 fiscal year. Mr. Gaines' total compensation package is designed to be competitive while creating performance-based awards in line with the financial interests of the shareholders. During the year ended March 31, 2001, the compensation committee established Mr. Gaines’ base annual salary at $150,000. During the year ended March 31, 2002, Mr. Gaines voluntarily agreed to a 20% reduction in his base annual salary to $120,000. This reduction, which took effect at the midpoint of the fiscal year, resulted in Mr. Gaines’ actual salary for the year ended March 31, 2002 being $135,000. During the years ended March 31, 2003 and 2004, his base annual salary was $120,000. On March 30, 2004, the compensation committee determined that, for administrative reasons, Mr. Gaines’ salary be changed from United States dollars to Canadian dollars. This resulted in Mr. Gaines’ annual compensation of $120,000 U.S. becoming $168,000 Canadian for the fiscal years ended March 31, 2005 and 2006.

1996 Stock Option Plan

Our 1996 Stock Option Plan was first adopted by our shareholders in 1996. The purpose of the 1996 Stock Option Plan is to advance the interests of our corporation by encouraging our directors, management and employees to increase their proprietary interest in our corporation and to remain associated with our corporation, as well as to furnish participants with an additional incentive in their efforts on our corporation's behalf. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1996 Stock Option Plan to increase the number of options to purchase common shares in our capital from 2,500,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1996 Stock Option Plan is currently administered by our stock option plan administration committee. The committee considers recommendations from our corporation’s compensation committee as to the granting of stock option awards to executive officers and has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan, and the determination of the terms and conditions of awards granted pursuant to the 1996 Stock Option Plan, although no participant may be granted options exceeding the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The exercise price of options issued under the 1996 Stock Option Plan shall not be less than the price permitted by any applicable regulator and such price shall be paid in cash or by certified check or bank draft. The term of each option shall not exceed that permitted by any applicable regulator, and the right to exercise options is limited in the event the participant ceases, for any reason, to be a director, officer, employee or consultant of our corporation. Options are generally not transferable or assignable.

1996 Stock Option Plan Benefits

As of June 30, 2006, no executive officer, director or associate of any executive officer or director had been granted any options subject to shareholder approval. During the fiscal year ended March 31, 2006, we granted options to purchase 25,000 shares of our common stock at an exercise price of $4.52 to one of our directors. We also granted options to purchase a total 150,000 shares of our common stock at an exercise price of $4.52 to three executive officers of our corporation, one of whom is also a director of our corporation. As of March 31, 2006, a total of 291,000 stock options remain available to be granted under the 1996 Stock Option Plan.

1998 Stock Incentive Plan

Our 1998 Stock Incentive Plan was first adopted by our shareholders in 1998. The purpose of the 1998 Stock Incentive Plan is to attract and retain the best available personnel, to provide additional incentives to employees, directors and consultants to achieve the goals of our corporation and our shareholders and to promote the success of our business. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1998 Stock Incentive Plan to increase the maximum number of common shares in our capital that may be issued pursuant to all awards granted under the 1998 Stock Incentive Plan from 1,000,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1998 Stock Incentive Plan is currently administered by our stock option plan administration committee. The committee considers recommendations from the corporation’s compensation committee as to the granting of stock option awards to executive officers and has sole discretion as to the interpretation and construction of any provision of the 1998 Stock Incentive Plan, and the determination of the terms and conditions of awards granted pursuant to the 1998 Stock Incentive Plan.

Subject to applicable laws, including the rules of any applicable stock exchange or national market system, the committee is authorized to grant any type of award to an eligible person that is not inconsistent with the provisions of the 1998 Stock Incentive Plan, and that by its terms involves or may involve the issuance of any one or more of the following: (a) common shares in our capital (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the committee); (b) stock options, which may be granted as either "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986 or options which do not qualify as Incentive Stock Options; (c) stock appreciation rights entitling the grantee to acquire such number of common shares in our capital or such cash compensation as will be determined by reference to any appreciation in the value of our common shares in accordance with terms established by the committee; (d) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the committee; (e) "Dividend Equivalent Rights" entitling the grantee to compensation measured by any dividends paid on our common shares; or (f) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the committee and which may be settled in cash, common shares or other securities, or a combination of cash, common shares or other securities, as established by the committee.

The maximum number of shares with respect to which options and stock appreciation rights may be granted in any fiscal year to any grantee who is a director, officer or employee of our corporation or any of its subsidiaries is 500,000 shares, subject to certain adjustments. The term of each award shall not exceed that permitted by any applicable regulator, provided that the term of any Incentive Stock Option shall not exceed 10 years, and provided further that if an Incentive Stock Option is granted to a grantee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of our corporation or any of its subsidiaries, the term of the Incentive Stock Option shall not exceed 5 years. The right to exercise awards is limited in the event the participant ceases, for any reason, to be a director, employee or consultant of our corporation. Awards are generally not transferable or assignable.

The committee has the discretion to determine the exercise or purchase price for any awards under the 1998 Stock Incentive Plan, except that: (a) the exercise or purchase price of any Incentive Stock Option or any award intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Internal Revenue Code may not be less than 100% of the fair market value of our common stock on the date of grant; and the exercise price of an Incentive Stock Option granted to a grantee whose holdings exceed 10% of the voting power must be at least 110% of the fair market value on the date of grant.

1998 Stock Incentive Plan Benefits

As of June 30, 2006, no executive officer, director or associate of any executive officer or director has been granted any awards subject to shareholder approval, and no person has received or is currently expected to receive 5% of the awards issuable under the 1998 Stock Incentive Plan. During the fiscal year ended March 31, 2006, we granted options to purchase 75,000 shares of our common stock at an exercise price of $4.52 to three of our directors. As of March 31, 2006, a total of 1,975,967 stock options remain available to be granted under the 1998 Stock Incentive Plan.

Aggregate Awards Under the 1996 Stock Option Plan and 1998 Stock Incentive Plan in the Year Ended March 31, 2006

During the year ended March 31, 2006, stock options to acquire an aggregate of 175,000 shares of common stock were granted under our 1996 Stock Option Plan, none of which had expired on or before March 31, 2006, and awards to acquire an aggregate of 75,000 shares of common stock were granted under our 1998 Stock Incentive Plan, of which none had expired on or before March 31, 2006.

COMPENSATION COMMITTEE

Greg A. MacRae
L. William Seidman
Jacqueline Pace

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. MacRae, Martin and Seidman and Ms. Pace served as members of our compensation committee during the last fiscal year. Mr. Martin served as a member of our compensation committee until March 31, 2006 when he resigned from our Board of Directors. Messrs. MacRae and Seidman and Ms. Pace continue to serve in such capacity. None of these persons: (a) is a current or former officer or employee of our corporation, or of any of our subsidiaries; or (b) participated, either directly or indirectly, in any transaction or any series of transactions to which our corporation or any of our subsidiaries was or is a party, and which involved an amount in excess of $60,000.

During the last fiscal year, no executive officer of our corporation served as a member of the board of directors or as a member of the compensation committee of another entity one of whose executive officers served as a member of our corporation’s board of directors or compensation committee.

EXECUTIVE EMPLOYMENT AGREEMENTS
We do not currently have any formal employment agreements with our named executive officers. Robert E. Peyton, an Executive Vice-President of LML Payment Systems Corp. and one of our named executive officers, was party to an employment agreement with LML Payment Systems Corp. from July 9, 2000 until July 9, 2006 (when it expired in accordance with its terms). Mr. Peyton received an annual salary of $150,000 during the fiscal year ended March 31, 2003. During the year ended March 31, 2004, Mr. Peyton voluntarily agreed to a 20% reduction in his base annual salary to $120,000. This reduction, which took effect at the midpoint of the fiscal year, resulted in Mr. Peyton’s actual base annual salary for the year ended March 31, 2004 being $135,000. Mr. Peyton received an annual salary of $120,000 during the fiscal years ended March 31, 2005 and 2006. Although Mr. Peyton’s employment agreement is no longer in effect, he remains employed with LML Payment Systems Corp. with the same title, position and responsibilities as he had under the employment agreement.  In addition, Mr. Peyton's annual base salary was increased to $180,000 per year effective May 1, 2006.

COMPENSATION OF DIRECTORS

We pay an annual director’s fee to each of our independent directors as follows: cash compensation in the amount of $12,000 and a grant of 25,000 stock options for services rendered as a director in the fiscal year. The annual director’s fee is paid pursuant to a compensation plan that we adopted for our independent directors during the fiscal year ended March 31, 2005. The stock options awarded under the plan vest on the first anniversary date of their issuance. The $12,000 cash component is payable annually on the date of our corporation's annual meeting and the options are to be awarded on the same date.

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at board or committee meetings. The board of directors may award special remuneration to any director undertaking any special services on behalf of our corporation other than services ordinarily required of a director. Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

During the fiscal year ended March 31, 2006, our directors were granted options to purchase common shares as compensation for serving as directors of our corporation and its subsidiaries as follows:

Name	Number of Options

Greg A. MacRae	25,000(1)
L. William Seidman	25,000 (2)
Robin Martin	25,000(3)
Jacqueline Pace	25,000(4)

(1)
We granted options to Mr. MacRae to purchase 25,000 common shares in the capital of our corporation on August 24, 2005, all of which vest on August 24, 2006. The options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(2)
We granted options to Mr. Seidman to purchase 25,000 common shares in the capital of our corporation on August 24, 2005, all of which vest on August 24, 2006. The options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(3)
We granted options to Mr. Martin to purchase 25,000 common shares in the capital of our corporation on August 24, 2005, all of which were to vest on August 24, 2006. The options were exercisable at a price of $4.52 per share and were to expire on August 24, 2010. These options were forfeited upon Mr. Martin’s resignation from our Board of Directors effective March 31, 2006,

(4)
We granted options to Ms. Pace to purchase 25,000 common shares in the capital of our corporation on August 24, 2005, all of which vest on August 24, 2006. The options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides a summary of the number of options granted under our 1996 and 1998 Stock Option Plans, the weighted average exercise prices and the number of options remaining available for issuance, all as at March 31, 2006.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	1,629,500(1)	$5.32	2,266,967(2)

Equity compensation plans not approved by security holders	-	-	-

Total	1,629,500	$5.32	2,266,967

(1)
Comprised of 1,101,000 common shares to be issued upon exercise of outstanding options as at March 31, 2006 under the 1996 Stock Option Plan and 528,500 common shares to be issued upon exercise of outstanding options as at March 31, 2006 under the 1998 Stock Incentive Plan.

(2)
Comprised of 291,000 common shares which remain available for future issuance as at March 31, 2006 under the 1996 Stock Option Plan and 1,975,967 common shares which remain available for future issuance as at March 31, 2006 under the 1998 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid during the fiscal years ended March 31, 2006, March 31, 2005 and March 31, 2004 to our Chief Executive Officer and to one Executive Vice-President of our subsidiary LML Payment Systems Corp. (“Named Executive Officers”) (there were no other executive officers who received a total annual salary (including bonus) in excess of $100,000 during the fiscal year ended March 31, 2006).

SUMMARY COMPENSATION TABLE
				Long Term Compensation
	Annual Compensation			Awards(1)
Name and Principal Position	Fiscal Year Ended	Salary	Other Annual Compensation(2)	Securities Underlying Options/SAR's

Patrick H. Gaines President, CEO and Director	2006	$120,000(3)	-	75,000
	2005	$120,000(3)	-	250,000
	2004	$120,000	-	-

Robert E. Peyton Executive Vice- President of Information Technology of LML Payment Systems Corp.	2006	$120,000	$1,473(4)	-
	2005	$120,000	$4,292(4)	-
	2004	$135,000	$5,431(4)	-

(1)
Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights ("SAR's") or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2)
The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3)
On March 30, 2004, the compensation committee determined that, for administrative reasons, Mr. Gaines’ salary be changed from United States dollars to Canadian dollars. This resulted in Mr. Gaines’ annual compensation of $120,000 U.S. becoming $168,000 Canadian for the fiscal years ended March 31, 2005 and 2006. Mr. Gaines’ annual compensation for the fiscal years ended March 31, 2005 and 2006 is presented in the Summary Compensation Table in United States dollars for comparative purposes, based on an exchange rate of $1.40 Canadian to $1.00 U.S.

(4)	Represents matching payments made by the Corporation to Mr. Peyton's account under the Corporation's 401(k) plan.

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended March 31, 2006

The following table sets forth certain information with respect to Options Granted to our Named Executive Officers during the fiscal year ended March 31, 2006:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name (a)	Number of Securities Underlying Option/SAR’s Granted (b)	Percent of Total Options/SAR’s Granted to Employees in Fiscal Year (c)	Exercise or Base Price ($/Sh) (d)	Expiration Date (e)	5% ($) (f)	10% ($) (g)
Patrick H. Gaines President, CEO and Director	75,000(1)	50%	$4.52	August 24, 2010	$93,750	$207,000

(1) The options vested on August 24, 2005.

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of March 31, 2006.

FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at March 31, 2006 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at March 31, 2006 Exercisable/ Unexercisable(1)

Patrick H. Gaines	-	-	325,000(2)/-	$939,000/-

Robert E. Peyton	-	-	80,000(3)/-	$299,200/-

(1)
The values for “in-the-money” options are calculated by determining the difference between the fair market value of the securities underlying the options as of March 31, 2006 and the exercise price of the individual’s options. The closing bid price on March 31, 2006 was $8.74 per share.

(2)
Comprised of: (a) 250,000 options which are exercisable at a price of $6.25 per share, and will expire on April 1, 2009, and (b) 75,000 options which are exercisable at a price of $4.52 per share and will expire on August 24, 2010.

(3)	The options are exercisable at a price of $5.00 per share until they expire on August 19, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers and directors and greater than 10% shareholders filed the required reports in a timely manner during the fiscal year ended March 31, 2006.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total shareholder return on our common shares between March 31, 2001 and March 31, 2006 with the cumulative return of (i) the Nasdaq Stock Market Index (US) and (ii) the Nasdaq Computer and Data Processing Index (US and Foreign), over the same period. This graph assumes the investment of $100 on March 31, 2001 in our common shares, the Nasdaq Stock Market Index (US) and the Nasdaq Computer and Data Processing Index (US and Foreign), and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data. We caution that the share price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common shares. Information used in the graph was obtained from the Center for Research in Security Prices, Graduate School of Business, The University of Chicago, a source believed to be reliable but we are not responsible for any errors or omissions in such information.

Comparison of Five–Year Cumulative Total Returns
Performance Graph for
LML Payment Systems, Inc.

Produced on 06/12/2006 including data to 03/31/2006

$400
$300
$200
$100
$0
225.3
129.6
117.3
03/30/2001
03/28/2002
03/31/2003
03/31/2004
03/31/2005
03/31/2006

Legend

Symbol	CRSP Total Returns Index for:	03/2001	03/2002	03/2003	03/2004	03/2005	03/2006
——— ■	LML Payment Systems, Inc.	100.0	307.0	138.6	157.0	128.9	225.3
— — ★	Nasdaq Stock Market (US Companies)	100.0	100.8	74.0	109.2	109.9	129.6
- - - - ▲	Nasdaq Computer and Data Processing Stocks SIC 7370–7379 US & Foreign	100.0	101.9	74.2	93.7	99.7	117.3

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year–end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 03/30/2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2006, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, director nominee and named executive officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Patrick H. Gaines (President/CEO/Director) #21018 11-200 Burrard Street Vancouver, British Columbia	749,894(2)	3.7%
Greg A. MacRae (Director) 18284 - 73rd Avenue Surrey, British Columbia	105,000(3)	*
L. William Seidman (Director) Suite 800 - 1025 Connecticut Ave. N.W. Washington, D.C.	105,000(4)	*
Jacqueline Pace (Director) P.O. Box 141 Bailey, MS	80,500(5)	*
Robert E. Peyton 4141 N. Granite Reef Rd., Scottsdale, AZ 85251	696,999(6)	3.4%
The Estate of Robert E. Moore c/o Mr. Howard J. Kellough 2800 - 1055 Dunsmuir St. Vancouver, British Columbia	5,086,018(7)	25.2%
Directors and Executive Officers as a Group (7 persons)	2,069,505(8)	9.8%

* Indicates less than 1%

(1)
Based on 20,207,094 shares of common stock issued and outstanding as of June 30, 2006. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of June 30, 2006, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
Includes 325,000 options exercisable within sixty days of June 30, 2006. On April 1, 2004, we granted to Mr. Gaines options to purchase 250,000 common shares in the capital of our corporation. The options vested on April 1, 2004, are exercisable at a price of $6.25 per share, and expire on April 1, 2009. On August 24, 2005 we granted to Mr. Gaines options to purchase 75,000 common shares in the capital of our corporation. The options vested on August 24, 2005, are exercisable at a price of $4.52 per share and expire on August 24, 2010. Also includes shares held by companies controlled by Mr. Gaines as follows:

(a)	Keats Investments Ltd.: 168,400 shares
(b)	397389 British Columbia Ltd.: 51,622 shares
(c)	Does not include any shares beneficially held by Carolyn L. Gaines, Mr. Gaines’ spouse

(3)
Includes 80,000 options exercisable within sixty days of June 30, 2006. On September 5, 2001, we granted to Mr. MacRae options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006. On September 4, 2002, we granted to Mr. MacRae options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 4, 2003. These options are exercisable at a price of $5.90 per share and expire on September 4, 2007. On August 20, 2003, we granted to Mr. MacRae options to purchase 10,000 common shares in the capital of our corporation, all of which vested on August 20, 2004. These options are exercisable at a price of $4.74 per share and expire on August 20, 2008. On August 25, 2004, we granted to Mr. MacRae options to purchase 25,000 common shares in the capital of our corporation, all of which vested on August 25, 2005. These options are exercisable at a price of $5.08 per share and expire on August 25, 2009. On August 24, 2005, we granted to Mr. MacRae options to purchase 25,000 common shares in the capital of our corporation, all of which will vest on August 24, 2006. These options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(4)
Includes 80,000 options exercisable within sixty days of June 30, 2006. On September 5, 2001, we granted to Mr. Seidman options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006. On September 4, 2002, we granted to Mr. Seidman options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 4, 2003. These options are exercisable at a price of $5.90 per share and expire on September 4, 2007. On August 20, 2003, we granted to Mr. Seidman options to purchase 10,000 common shares in the capital of our corporation, all of which will vest on August 20, 2004. These options are exercisable at a price of $4.74 per share and expire on August 20, 2008. On August 25, 2004, we granted to Mr. Seidman options to purchase 25,000 common shares in the capital of our corporation, all of which vested on August 25, 2005. These options are exercisable at a price of $5.08 per share and expire on August 25, 2009. On August 24, 2005, we granted to Mr. Seidman options to purchase 25,000 common shares in the capital of our corporation, all of which will vest on August 24, 2006. These options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(5)
Includes 80,000 options exercisable within sixty days of June 30, 2006. On September 5, 2001, we granted to Ms. Pace options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 5, 2002. These options are exercisable at a price of $4.62 per share and expire on September 5, 2006. On September 4, 2002, we granted to Ms Pace options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 4, 2003. These options are exercisable at a price of $5.90 per share and expire on September 4, 2007. On August 20, 2003, we granted to Ms. Pace options to purchase 10,000 common shares in the capital of our corporation, all of which vested on August 20, 2004. These options are exercisable at a price of $4.74 per share and expire on August 20, 2008. On August 25, 2004, we granted to Ms. Pace options to purchase 25,000 common shares in the capital of our corporation, all of which vested on August 25, 2005. These options are exercisable at a price of $5.08 per share and expire on August 25, 2009. On August 24, 2005, we granted to Ms. Pace options to purchase 25,000 common shares in the capital of our corporation, all of which will vest on August 24, 2006. These options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(6)
Includes 80,000 options exercisable within sixty days of June 30, 2006. On August 19, 2002, we granted to Mr. Peyton options to purchase 80,000 common shares in the capital of our corporation, of which 20,000 options vested on August 9, 2002 and 10,000 options vested on each of February 19, 2003, August 19, 2003, February 19, 2004, August 19, 2004, February 19, 2005 and August 19, 2005. The options are exercisable at a price of $5.00 per share and expire on August 19, 2007.

(7)	Includes 1,383,005 shares held by companies controlled by Mr. Moore’s Estate as follows:

(a)	716377 Alberta Ltd.: 1,233,332 shares
(b)	Lancia Investments Ltd.: 106,437 shares
(c)	719774 Alberta Ltd.: 43,236 shares

(8)
Includes 915,000 options exercisable within sixty days of June 30, 2006. Includes shares beneficially owned by Carolyn L. Gaines and shares beneficially owned by Richard R. Schulz, who are executive officers of our corporation but who are not named executive officers for the purposes of this proxy statement.

PROPOSAL TWO - APPOINTMENT OF INDEPENDENT AUDITORS

Grant Thornton LLP of Vancouver, British Columbia, Canada, has been selected by our board of directors and audit committee to serve as our independent auditors for the fiscal year ending March 31, 2007. Grant Thornton LLP was appointed by our audit committee to serve as our independent auditors effective July 12, 2004. Previous to the engagement of Grant Thornton LLP, Ernst & Young LLP acted as our independent auditors from March 28, 2002 to July 9, 2004. It is proposed that the remuneration to be paid to the independent auditors be fixed by our audit committee.

We ended our relationship with our previous independent auditors, Ernst & Young LLP, as of July 9, 2004. Ernst & Young LLP’s report on the financial statements for the fiscal year ended March 31, 2004 for which Ernst & Young LLP was the corporation’s independent auditors did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended and approved by our audit committee.

During the two most recent fiscal years there were no disagreements between us and either Grant Thornton LLP or Ernst & Young LLP, our former independent auditors, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement or disagreements, if not resolved to the satisfaction of the independent auditors, would have caused it to make reference to the subject matter of the disagreement or disagreements in connection with its report on the financial statements for such years.

All services provided by Grant Thornton LLP in the fiscal year ended March 31, 2006 have been reviewed with our audit committee to confirm that the performance of such services is consistent with the regulatory requirements for auditor independence.

A representative of Grant Thornton LLP is not expected to be present at our annual meeting, nor is a representative of Grant Thornton LLP expected to make a statement. In the event that a representative of Grant Thornton LLP is present at our annual meeting, such representative or representatives will have an opportunity to make a statement if such representative or representatives so desire, and will be available to respond to appropriate questions by shareholders. The affirmative vote of a majority of the common shares represented in person or by proxy at our annual meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

AUDIT FEES

As at June 30, 2006, Grant Thornton LLP had billed our corporation aggregate fees of CDN$165,000 for: professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006; the audit of our corporation’s internal control over financial reporting; and the attestation of management’s report on the effectiveness of internal control over financial reporting. In addition, for the review of our financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2005, September 30, 2005, and December 31, 2005, the aggregate fees billed by Grant Thornton LLP were CDN$39,000.

AUDIT-RELATED FEES

During the fiscal years ended March 31, 2005 and 2006, there were no audit-related fees billed to our corporation by Grant Thornton LLP which are not otherwise reported under the caption “Audit Fees” above. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our corporation’s financial statements and internal control over financial reporting, including services in connection with assisting the corporation in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.

TAX FEES

During the fiscal years ended March 31, 2006 and 2005, we did not engage Grant Thornton LLP to provide us with any services related to tax compliance, tax advice or tax planning.

ALL OTHER FEES

During the fiscal year ended March 31, 2006, we did not engage Grant Thornton LLP to provide us with any services that did not constitute audit fees, audit-related fees or tax fees.

During the fiscal year ended March 31, 2005, the aggregate fees billed for services by Grant Thornton LLP that did not constitute audit fees, audit-related fees or tax fees were CDN$3,269. These fees related to consultation with respect to our corporation’s compliance with the Sarbanes-Oxley Act of 2002.

PRE-APPROVAL POLICIES OF AUDIT COMMITTEE

Our audit committee has adopted a policy governing the pre-approval by the audit committee of all services, audit and non-audit, to be provided to the corporation by its independent auditors. Under the policy, the audit committee has pre-approved the provision by the corporation’s independent auditors of specific audit, audit-related, tax and other non-audit services as being consistent with auditor independence. Requests or applications to provide services that require the specific pre-approval of the audit committee must be submitted to the audit committee by the independent auditors, and the independent auditors must advise the audit committee as to whether, in the independent auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence. The audit committee may delegate either type of pre-approval authority to one or more of its members, and has currently delegated such authority to the chairman of the audit committee.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending March 31, 2007 (the "2007 Annual Meeting") must be received by our corporation no later than March 28, 2007 (assuming that the 2007 Annual Meeting is held on a date that is within 30 days from the date of our annual meeting of shareholders to be held on August 30, 2006). All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934 and Section 138 of the Business Corporations Act (Yukon), both of which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2007 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934 or any proposal that is submitted under Section 138 of the Business Corporations Act (Yukon), notice of such proposal must be received by our corporation no later than June 11, 2007 (assuming that the 2007 annual meeting is held on a date that is within 30 days from the anniversary date of our annual meeting of shareholders to be held on August 30, 2006); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2007 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our corporation at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia V6E 4G1 Attention: Carolyn Gaines, Corporate Secretary.

With respect to business to be brought before the 2006 annual meeting to be held on August 30, 2006, we have not received any notices from shareholders that we were required to include in this proxy statement.

“HOUSEHOLDING” OF PROXY MATERIAL

In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our corporation will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or call us at 604-689-4440 or write to us at LML Payment Systems Inc., Suite 1680, 1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1, Attn: Corporate Secretary. We will deliver promptly upon written or oral request a separate copy of the proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading “Executive Compensation”, since the beginning of the fiscal year ended March 31, 2006, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of the following persons had, or will have, a direct or indirect material interest: any director or executive officer of our corporation; any nominee for election as a director of our corporation; any beneficial owner of more than five percent of the outstanding shares of our common stock; or any member of the immediate family of any of the foregoing persons.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-K for the year ended March 31, 2006. A copy of the Annual Report to Shareholders on Form 10-K has been sent, or is concurrently being sent, to all shareholders of record as of July 20, 2006.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2006, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.lmlpayment.com by clicking on “investor relations” and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Carolyn L. Gaines, Corporate Secretary, LML Payment Systems Inc., Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Investor Services Inc., 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, Canada, T2P 3S8 (facsimile (403) 267-6529).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our corporation for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters that will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

Patrick H. Gaines
President and CEO

Dated: July 26, 2006

PROXY

[LOGO] LML PAYMENT SYSTEMS INC. 1680 - 1140 WEST PENDER STREET VANCOUVER, BC V6E 4G1
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by LML Payment Systems Inc. in mailing proxy materials you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery please follow the instruction above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to LML Payment Systems Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS LMLPM1 KEEP THIS PORTION FOR YOUR RECORDS

Form of Proxy - Annual and General Meeting to be Held on August 30, 2006

This Form of Proxy is solicited by and on behalf of the Board of Directors of the Corporation.

Appointment of Proxyholder:

I/We being holder(s) of LML Payment Systems Inc. hereby appoint(s) Patrick H. Gaines, or failing him, Greg A. MacRae as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and general Meeting of LML Payment Systems Inc. to be held at the Renaissance Vancouver Hotel, 1133 West Hastings St., Vancouver, British Columbia on August 30, 2006 at 10:00a.m. local time and at any adjournment thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LML PAYMENT SYSTEMS INC.

Vote on Directors
1. Election of Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below
Nominees:
01 Patrick H. Gaines
02 Jacqueline Pace	࿶	࿶	࿶
03 Greg A. MacRae
04 L. William Seidman

Vote on Proposal
	For	Against	Abstain

1. Appointment of Auditors Appointment of Grant Thornton LLP as Auditors	࿶	࿶	࿶

Authorized Signature(s) - Sign here - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above this Proxy will be voted as recommended by management.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	࿶	࿶

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners}	Date